Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-4899 - PremierSolutions New Jersey Institutions of Higher Education
_____________________________
Supplement dated August 1, 2023 to your Prospectus dated May 1, 2023
This Supplement dated August 1, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the MassMutual High Yield Fund– Class R5 and the Subadviser for the MassMutual Mid Cap Growth Fund– Class R5 shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund High Yield Bond	MassMutual High Yield Fund - Class R5 Adviser: MML Investment Advisers, LLC Subadviser: Barings LLC; Baring International Investment Ltd	0.64%	-11.09%	1.97%	4.38%
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R5 Adviser: MML Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.; Frontier Capital Management Company, LLC; T. Rowe Price Investment Management, Inc.	0.75%	-24.18%	7.02%	11.68%
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-14-HV4899